Exhibit 99



                           CERTIFICATIONS PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





         I, Harvey R. Blau, Chief Executive Officer of Griffon Corporation, hereby certify that the Form 10-Q of Griffon Corporation for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Griffon Corporation.


                                                  /s/Harvey R. Blau
                                                  ------------------------
                                                  Name:  Harvey R. Blau
                                                  Date:  February 12, 2003



         I, Robert Balemian, Chief Financial Officer of Griffon Corporation, hereby certify that the Form 10-Q of Griffon Corporation for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Griffon Corporation.




                                                  /s/Robert Balemian
                                                  ------------------------
                                                  Name:  Robert Balemian
                                                  Date:  February 12, 2003



         These certifications are being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall they be deemed filed by Griffon Corporation for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.